Page 35 of 37 Pages


                                    EXHIBIT F

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Primus Telecommunications Group, Incorporated dated as of March 6, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  March 6, 1998          QUANTUM INDUSTRIAL PARTNERS LDC

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


Date:  March 6, 1998          QIH MANAGEMENT INVESTOR, L.P.

                              By:  QIH Management, Inc.,
                                   its General Partner

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Vice President


Date:  March 6, 1998          QIH MANAGEMENT, INC.

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Vice President


Date:  March 6, 1998          SOROS FUND MANAGEMENT LLC

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Assistant General Counsel


Date:  March 6, 1998          GEORGE SOROS

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


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                                                             Page 36 of 37 Pages




Date:  March 6, 1998          STANLEY F. DRUCKENMILLER

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


Date:  March 6, 1998          S-C PHOENIX HOLDINGS, LLC

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Authorized Person


Date:  March 6, 1998          WINSTON PARTNERS, L.P.

                              By:  Chatterjee Fund Management, L.P.,
                                   its General Partner

                                   By:  Purnendu Chatterjee,
                                        Its General Partner

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date:  March 6, 1998               CHATTERJEE FUND MANAGEMENT, L.P.

                                   By:  Purnendu Chatterjee,
                                        its General Partner

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact

                                                             Page 37 of 37 Pages



Date:  March 6, 1998               WINSTON PARTNERS II LDC

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date:  March 6, 1998               WINSTON PARTNERS II LLC

                                   By:  Chatterjee Advisors LLC, its Manager

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Manager


Date:  March 6, 1998               CHATTERJEE ADVISORS LLC

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Manager


Date:  March 6, 1998               CHATTERJEE MANAGEMENT COMPANY

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Vice President


Date:  March 6, 1998               PURNENDU CHATTERJEE

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact